Exhibit 99.1

September 2007

Big & Tall Market

• Market defined as:

– big = waist size between 40” and 70” – tall = height over 6’2”

• Big and tall men account for approximately 11% of the male population.

• Big and tall market size is approximately $6 billion and growing at almost twice the rate of the regular size men’s apparel market.

– Big & tall apparel market is highly fragmented; characterized by many small, local operators.

2

Casual Male Retail Group properly positioned to increase market share to 12% of the big & tall market

Market is growing as a percent to total menswear sales

Obesity Trends* Among U.S. Adults

(*BMI ³30, or about 30 lbs overweight)

1985 1990 1995

2000 2005 2006

No Data <10% 10%–14% 15%–19% 20%–24% 25%–29% ³30%

4

5

Casual Male Retail Group has divisions which support all demographics within the big & tall market

6

B & T Factory Direct

Full Price Brands Outlet Brands

8

B & T Factory Direct

Comp Store Trend

14.0%

13.0%

12.0%

Launch of George Foreman 10.6% collection and TV campaign

10.0% 9.2%

7.9%

8.0% 7.5% 6.2% 6.0% 5.4% 4.8% 3.7% 3.90% 4.0% 2.4% 2.3% 2.5% 2.0% 2.0% 1.6%

0.0%

Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2

-1.1% -2.0% -2.3%

Stores change to

-4.0%

lifestyle presentation

-5.0% -6.0%

2003 2004 2005 2006 2007

Sales Per Square Foot

200

200 195

190

185 188 184 180 181 175

170

2003 2004 2005 2006

Casual Male Stores

• Casual Male XL is the nation’s largest specialty retailer of big & tall clothing with 475 stores in 44 states

7	2 3 9
3	14
1	9 5
1	31 23
4	26
5	4 22

28 12

6	2

55 4 12 5

9 11 CT-11

8	DE-3
3	7

RI-1

2	5 11 MA-14

Long term potential – 37 5 MD-13

NH-3

additional 100-130 more stores 27 NJ-21

VT-1

Relocation Potential

Relocation of lower performing store will improve $ per square foot

Annual Relocation Plan

Number of Stores Calendar Year

11 2006

9 2007 Potential for approximately 8—12 2008, 2009, 2010

Increasing sales of smaller sizes within big & tall

National Sales by Size

Sale $

$ 2,000,000

$ 1,800,000

$ 1,600,000

$ 1,400,000

$ 1,200,000

$ 1,000,000

$ 800,000

$ 600,000

$ 400,000

$ 200,000

$ 0

30 32 34 36 38 40 42 44 46-60

Waist

Data based on ‘04 sales of Casual Pants, Dress Pants and Jeans

Market Share Size Opportunity

Casual Male Sales by Size

Sales $

$ 200,000

$ 180,000

$ 160,000

$ 140,000

$ 120,000

$ 100,000

$ 80,000

$ 60,000

$ 40,000

$ 20,000

$ 0

36 38 40 42 44 46 48 50 52 54 56 58 60 62 64+

Waist Size

Attracting “Younger” Big & Tall Customers to Casual Male Brand

• CM indexes low in young men’s demo- identifies opportunity for growth

Obesity in Young Men

• Opportunity to increase penetration of under 30 demographic

– Among American men ages 20—34, prevalence of obesity has increased dramatically since 1976

Men Age 20—34

% of Age Group

25 21.7

20

14.1

15

8.9

10

5

0

1976-1980 1988-1994 1999-2002

Year

• Age is continually trending downward

• 3.1% younger (1.5 years) than last year

Average Age of New Guest

Age

52.00

50.93

51.00

50.34

50.00

49.63

49.00

48.47 *1.5 years younger than

LY

48.00

*4 year younfer than

2002

46.96

47.00

46.00

45.00

44.00

2002 2003 2004 2005 2006

Multi Channel Shopping In-store, Catalog & Online

Casual Male Internet Sales by Year

$ 25,000,000

$ 20,000,000

$ 15,000,000

$ 10,000,000

$ 5,000,000

$ 0

2002 2003 2004 2005 2006

Rochester

– Targets the higher income consumer within the big and tall market

•$ 100,000 per year average salary

– 26 store locations in Locations downtown major metropolitan areas and upscale suburbs

3

• Average store size: 32

7,250 square feet 2

• Average sales / square 7 foot: $327

– Stores carry higher-end designer product 2

– Average transaction size:

$300 Rochester

*	1 London, United Kingdom

Rochester Brands

Jared M.

• Three areas of opportunity for growth of Jared M. concept

• Custom Clothing

– Rochester is underdeveloped in custom clothing (3.5% of sales)

– Jared M. custom shops will contribute to the contemporary portion of this opportunity

– New Showroom/Production facility in lower Manhattan will also support custom clothing

• Athlete clientele growth

– Jared M. has solid NBA athlete clientele

– Project other athlete clientele opportunities in NFL, MLB, NHL, etc.

• Exclusive Collection for Rochester Big & Tall

– Store, catalog and web channels

CASUAL MALE
retail group inc.

September 2007

Big & Tall Market

- Market defined as:
  - big = waist size between 40" and 70"
  - tall = height over 6'2"
- Big and tall men account for approximately 11% of the male population.
- Big and tall market size is approximately $6 billion and growing at almost twice the rate of the regular size men's apparel market.
  - Big & tall apparel market is highly fragmented; characterized by many small, local operators.

Casual Male Retail Group properly positioned to increase market share to 12% of the big & tall market

Market is growing as a percent to total menswear sales

Obesity Trends* Among U.S. Adults

(*BMI ≥30, or about 30 lbs overweight)


1985
1990
1995
2000
2005
2006
No Data
<10%
10%–14%
15%–19%
20%–24%
25%–29%
≥30%

CASUAL | MALE XL

ROCHESTER CLOTHING

Jared M.

CASUAL | MALE XL OUTLET

SHOES | XL

LivingXL

Sears

BIG & TALL B&T FACTORY DIRECT


$200K+
Jared M
$100K+
Rochester
$40-75K
Casual Male XL
$30-65K
Sears
$20-46K
B&T Factory Direct

Casual Male Retail Group has divisions which support all demographics within the big & tall market

BIG & TALL

B&T

FACTORY DIRECT

B & T Factory Direct

Full Price Brands

- HARBOR BAY
- Comfort ZONE By George Foreman
- 626 BLUE Vintage Surplus
- SYNRGY

Outlet Brands

- CANYON RIDGE
- flex zone
- 555 TURNPIKE AUTHENTIC JEANS CO.
- FUSE menswear collection

B & T Factory Direct



BIG & TALL
B&T
FACTORY DIRECT
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LivingXL


Unique, innovative products for tall and plus-sized men and women.
LivingXL
Fall 2007
large golf umbrella
life vests
step stools
bike gear,



introducing...

LivingXL

Premiere Edition Summer 2007

Imagine living free of all discomfort, frustration and inconvenience. Imagine living without the stress that comes when the right product isn't there. A better lifestyle awaits.

Introducing LivingXL—a collection of unique, innovative and high-quality products that help taller and plus-sized men and women achieve a more comfortable lifestyle. These products cover every aspect of life: from sunrise to sundown, at work or at play, relaxing or on the go, there is something here to make life easier.

Whether it's an extra-large bath towel, a seat belt extender or even our redwood patio furniture, there's a great product to fit your needs. In these pages, problems are solved; solutions discovered. What's a better way of living? LivingXL.

Call toll free 1-800-535-7639 or visit LivingXL.com

"I just couldn't understand how so many products just weren't designed for me. I spent years settling with discomfort and disappointment from so many things that I use everyday. Thanks to your catalog, those days are now a distant memory.

-J. Doe, Canton, MA"

upright golf stick, pg.12

easy reach grippers, pg. 41

arc jumbo folding umbrella, pg.13

bicycle helmets, pg. 9

Megatowels 40"x 80" pg. 42

extra large robes, pgs. 43 & 46

large bench seats, pg.17

CASUAL MALE retail group inc.

CASUAL MALE XL • ROCHESTER CLOTHING • JARED M. • SHOES XL • LIVING XL • B&T FACTORY DIRECT


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SHOES | XL


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on your first purchase now thru 10/21/07
Introducing
SHOES XL
visit shoesXL.com for over 250 styles
Cole Haan®
Bigger. Wider. Better.
with sizes from 12M &10W on up.

SHOES | XL

We've stepped up to your SIZE

Welcome to a new concept in footwear . . .
A quality assortment in larger and wider sizes!

Discover the most extensive selection
of name brand footwear offered
in the size you need and the styles you want.
All finely crafted and detailed with
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Shoes for work, dress, play.
For every occasion, day or night.

The search is over for shoes in your size!
Step into the ease of shopping the styles
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sizes up to 16M

Kenneth Cole New York®

Innovation and style

Modern looks in dress and casual footwear to suit your lifestyle.

A. Kenneth Cole New York®
Business Trip Oxfords
A shoe for the modern man, featuring calfskin lining and a leather sole. Imported.
Colors: black, cognac (not shown).
Sizes: 12-16 MEDL
#M1302 | $140

B. Kenneth Cole New York®
Trip Planner Loafers
Box leather loafer features metal brace detail, leather lining and leather sole. Imported.
Color: black.
Sizes: 12-16 MEDL
#M1304 | $140

C. Kenneth Cole New York®
Road Trip Side Zip Boots
This fashion-forward boot features brushed leather uppers with bike toe and side zipper for a secure fit. Imported.
Color: black.
Sizes: 12-16 MEDL
#M1309 | $175

D-E. Kenneth Cole New York®
Skinch Shoes
These contemporary styles drive home a fresh style statement in leather uppers with kick toe detail, leather lining, leather sole and capped heel. Imported.
Sizes: 12-16 MEDL
Colors: black, brown.
D. #M1305 By The Way Oxfords $175
Colors: black, tan.
E. #M1307 Makes Ones Way Loafers $175
All shoes are leather unless otherwise stated.



free gift is yours

with Kenneth Cole® New York purchase
Lightweight Kenneth Cole® logo black umbrella is easily packable. Offer good while supplies last.
M1618 Kenneth Cole® Umbrella


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ROCHESTER

CASUAL | MALE XL

Comp Store Trend



14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
-2.0%
-4.0%
-6.0%
Launch of George Foreman collection and TV campaign
Stores change to lifestyle presentation
-5.0%
-2.3%
-1.1%
2.4%
9.2%
4.8%
1.6%
2.0%
2.3%
2.5%
3.7%
7.9%
5.4%
10.6%
13.0%
7.5%
6.2%
3.90%
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2
2003
2004
2005
2006
2007

CASUAL MALE retail group inc.

CASUAL MALE XL • ROCHESTER CLOTHING • JARED M. • SHOES XL • LIVING XL • B&T FACTORY DIRECT

Sales Per Square Foot


200
195
190
185
180
175
170
181
184
188
200
2003
2004
2005
2006

Casual Male Stores

- Casual Male XL is the nation's largest specialty retailer of big & tall clothing with 475 stores in 44 states



7
5
55
5
8
6
2
1
1
4
4
3
37
9
4
12
3
5
9
28
2
23
12
5
9
5
22
11
27
2
14
11
7
31
26
3

CT-11
DE-3
RI-1
MA-14
MD-13
NH-3
NJ-21
VT-1

Long term potential – additional 100-130 more stores

Relocation Potential

Relocation of lower performing store will improve $ per square foot

Annual Relocation Plan	
Number of Stores	**Calendar Year**
11	2006
9	2007
Potential for approximately 8 - 12	2008, 2009, 2010

Increasing sales of smaller sizes within big & tall

CASUAL MALE XL

National Sales by Size


$2,000,000
$1,800,000
$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$0
Sale $
30
32
34
36
38
40
42
44
46-60
Waist

Market Share Size Opportunity

Casual Male Sales by Size



Sales $
$200,000
$180,000
$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
36
38
40
42
44
46
48
50
52
54
56
58
60
62
64+
Waist Size

Data based on '04 sales of Casual Pants, Dress Pants and Jeans

Attracting "Younger" Big & Tall Customers to Casual Male Brand

CASUAL | MALE XL

Obesity in Young Men

- Opportunity to increase penetration of under 30 demographic
  - Among American men ages 20 - 34, prevalence of obesity has increased dramatically since 1976


Men Age 20 - 34
% of Age Group
25
20
15
10
5
0
8.9
14.1
21.7
1976-1980
1988-1994
1999-2002

- CM indexes low in young men's demo- identifies opportunity for growth

Average Age of New Guest


52.00
51.00
50.00
49.00
48.00
47.00
46.00
45.00
44.00
Age
50.93
50.34
49.63
48.47
46.96
*1.5 years younger than LY
*4 year younfer than 2002
2002
2003
2004
2005
2006
Year

- Age is continually trending downward
- 3.1% younger (1.5 years) than last year


626 BLUE
FITS YOUR LIFESTYLE
NEW FITS. NEW WASHES.
Authentic worn-in finishes for comfort.
Whatever fit you pick, whatever wash you want.
We've got it all in store for you—the XL choice is yours.
CLASSIC FIT
SITS JUST BELOW THE NATURAL WAIST.
COMFORTABLE FIT THROUGH THE RISE AND THIGH.
STRAIGHT LEG.
RELAXED FIT
LOOSE FIT
SITS AT THE NATURAL WAIST.
TRY ON A PAIR OF 626 BLUE JEANS AND GET
$5.00 OFF
Classic Fit
Relaxed Fit
Loose Fit


SYNRGY
12
3 easy ways to shop
CASUAL MALE XL
13

SYNRGY


XL
CHOICES
INTRODUCING
OAK HILL
Established 1972
An icon of heritage.
Experience our newest line of classics you're sure to love. Distinctive styles, luxuriously crafted—all in rich, fall colors and fashioned from the finest fabrics.



Oak Hill™ premium pants–our newest twills, built to last
stain and wrinkle resistant, in a variety of colors, perfect for any day of the week
TRADITIONAL

Multi Channel Shopping
In-store, Catalog & Online

CASUAL | MALE XL


BIG & TALL
FALL 07
CASUAL MALE XL
XL
CHOICES
Relaxed styles with
an updated twist
why be average when you can XL
See our
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CASUAL MALE XL
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B&T
ROCHESTER
BIG & TALL

Casual Male Internet Sales by Year


$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$0
2002
2003
2004
2005
2006

ROCHESTER
CLOTHING


Introducing Shoes
Fall 2007
Rochester's focus is on the leading man.
ROCHESTER
BIG & TALL


ROCHESTER
BIG & TALL
Home | Shirts | Pants | Sale
Tommy Bahama's fall collection for relaxing in style and comfort
3 EASY WAYS TO SHOP
CHARGE IT!! 90 Days. No interest, No Payments*

Rochester

- Targets the higher income consumer within the big and tall market
  - $100,000 per year average salary
- 26 store locations in downtown major metropolitan areas and upscale suburbs
  - Average store size: 7,250 square feet
  - Average sales / square foot: $327
- Stores carry higher-end designer product
- Average transaction size: $300

Locations



Rochester

* 1 London, United Kingdom

Rochester Brands

POLO
RALPH LAUREN

LAUREN
RALPH LAUREN

Nat Nast
Luxury Originals
since 1946

tricots st raphael

Calvin Klein

JOSEPH ABBOUD

KENNETH COLE
new york

Ermenegildo Zegna

BURBERRY

Cole Haan

Callaway GOLF

Reebok

Tommy Bahama







Jared M.

Jared M.

- Three areas of opportunity for growth of Jared M. concept
- Custom Clothing
  - Rochester is underdeveloped in custom clothing (3.5% of sales)
  - Jared M. custom shops will contribute to the contemporary portion of this opportunity
  - New Showroom/Production facility in lower Manhattan will also support custom clothing
- Athlete clientele growth
  - Jared M. has solid NBA athlete clientele
  - Project other athlete clientele opportunities in NFL, MLB, NHL, etc.
- Exclusive Collection for Rochester Big & Tall
  - Store, catalog and web channels






Growing of America
Custom Clothing
Rochester Store Growth
Younger/ Smaller
Catalog/ Internet
XL Brand Extensions
Lower Income Customers
market share
increase 12%